                                  SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                          ALLERGY IMMUNO TECHNOLOGIES
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1)      Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5)      Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:

       (2)      Form, Schedule or Registration Statement No.:

       (3)      Filing Party:

       (4)      Date Filed:

                           ALLERGY IMMUNO TECHNOLOGIES
                              1531 MONROVIA AVENUE
                         NEWPORT BEACH, CALIFORNIA 92663


To Our Stockholders:

         On January 7, 2000, the holders of a majority of the outstanding voting securities (the "Consenting Stockholders") of ALLERGY IMMUNO TECHNOLOGIES ("AIT" or the "Company") executed written consents approving the following action by the Company:

                  Election of three (3) Directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

         The Board of Directors had previously approved the above actions and fixed the close of business on December 17, 1999 as the record date for the determination of stockholders entitled to vote with respect to the above actions. The Consenting Stockholders, whose shares represent approximately 80.84% of the Company's outstanding voting securities entitled to vote, have consented to the above action. Therefore, no annual meeting of stockholders will be held. Management is not soliciting proxies in connection with this Information Statement and stockholders are requested not to send proxies to the Company. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1999, which included audited financial statements of the Company, will be mailed with this Information Statement to all stockholders of record as of the record date.

         Your attention is directed to the enclosed Information Statement.

                                              By Order of the Board of Directors

                                              /s/ Zackary S. Irani
                                              ----------------------------------
                                              Zackary S. Irani
                                              Chief Executive Officer



Newport Beach, California
May 30, 2000

                           ALLERGY IMMUNO TECHNOLOGIES
                              1531 MONROVIA AVENUE
                         NEWPORT BEACH, CALIFORNIA 92663

                  --------------------------------------------

                              INFORMATION STATEMENT

                  --------------------------------------------

                                  INTRODUCTION

         This Information Statement is furnished by the Board of Directors of ALLERGY IMMUNO TECHNOLOGIES, INC. (the "Company") in connection with the election of Directors. This Information Statement and enclosed materials are first being sent on or before the close of business on May 30, 2000, to stockholders of record as of December 17, 1999 (the "Record Date"). On January 7, 2000, the holders of a majority of the outstanding voting securities of the Company on the Record Date (the "Consenting Stockholders") executed written consents approving the action. The Company will cause the election of Directors to become effective twenty (20) days after this Information Statement is first sent to the stockholders.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

OUTSTANDING SECURITIES AND VOTING RIGHTS

         As of the Record Date, there were issued and outstanding 17,170,390 shares of the Company's Common Stock, $.001 par value (the "Common Stock" or the "Voting Securities"), for the purpose of determining stockholders entitled to receive this Information Statement. The Consenting Stockholders held approximately 13,881,458 shares of Common Stock or approximately 80.84% of the Company's issued and outstanding Voting Securities.

         Each holder of Voting Securities would normally be entitled to one vote in person or by proxy for each share of Voting Securities in his or her name on the books of the Company, as of the Record Date, on any matter submitted to the vote of the stockholders. However, under Delaware law, any action which may be taken at any stockholders' meeting may be taken by written consent of the requisite number of stockholders required to take such action. On January 7, 2000, the Consenting Stockholders, who hold approximately 80.84% of the Company's outstanding Voting Securities, consented to the election of Directors as set forth herein. Therefore, the Company is not soliciting proxies and will not hold a meeting on these matters.

                              ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

         The Bylaws of the Company authorize the Board of Directors to fix the number of Directors between three (3) and twelve (12). The Board of Directors has fixed the number of Directors at three (3) and nominated the persons listed below for election to the Board. Three (3) of the three (3) nominees are incumbent Directors. Each Director will be elected to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified.

         Each of the nominees has consented to be named in this Information Statement and has consented to serve as a Director. However, should any nominee named herein for the office of Director become unable or unwilling to accept nomination or election, the Board of Directors may recommend and nominate another person in the place and stead of such person. The Board of Directors has no reason to believe that any substitute nominee will be required.

         Zackary S. Irani, 33, is Director, Chief Executive Officer and Chairman of the Board of AIT. He is currently President and Chairman of Biomerica, Inc., ("Biomerica") which owns 74.53% of AIT. He has been with Biomerica over twelve years and holds a B.S. degree from Chapman University and an MBA from the University of California, Irvine. Mr. Irani serves as a director of Lancer Orthodontics and Biomerica and has been a director of AIT since 1992.

         Dr. Robert Orlando, 62, serves as the Medical Director of AIT and has been a member of the board since 1986. Dr. Orlando is a pathologist as well as a biophysicist and immunologist. Dr. Orlando, a graduate of the New Jersey University of Medicine and the University of Chicago, is the Chief Pathologist at Beverly Hospital. Dr. Orlando is a director of Biomerica and Lancer Orthodontics. Dr. Orlando has been a director of AIT since 1986.

         Janet Moore, 49, serves as Director, Secretary, Chief Financial Officer and Chief Accounting Officer of AIT. She has worked for Biomerica for over twenty-two years and holds a B.S. degree in business from Pepperdine University. She is a Director of Lancer Orthodontics and Biomerica. Janet Moore has been a Director of AIT since April 1997.

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors meets during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors met one (1) time and acted by unanimous written consent one (1) time during the 1999 fiscal year. During that period, all members of the Board participated in at least 75% of all Board and applicable committee meetings.

         The Company does not compensate Directors for service on the Board of Directors. The Company did not grant any stock options to any of the Company's Directors during the 1999 fiscal year.

THE CONSENTING STOCKHOLDERS

         Stockholders of the Company and two of the Directors of the Company, representing voting rights equal to approximately 80.84% of the shares entitled to vote on Company matters, have delivered written consents to the election of the above nominees as Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified as set forth in this Information Statement.

         The names of such stockholders (the "Consenting Stockholders") and the number of shares of Common Stock such persons are entitled to vote on matters such as those proposed in this Information Statement are as follows:

                          Number of Common                      Percentage of
                       Shares Entitled to Vote                  Common Stock
Name                      As of Record Date                 As of Record Date(1)
----                      -----------------                 --------------------

Biomerica, Inc. (2)          12,797,108                            74.53%
Zackary Irani(3)             12,927,108                            75.28%
Dr. Irene Haydik                 90,250                                *
Janet Moore(4)                  864,100                             5.03%

         Total:              13,881,458                            80.84%

-------------------------
*Recipients less than one percent of the class of shares

(1) Beneficial ownership is determined in accordance with the applicable rules under the 1934 Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days from the date hereof, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Percentage ownership is based on 17,170,390 shares of Common Stock outstanding
(2)  Shares controlled by Zackary Irani
(3) Includes 12,797,108 shares owned by Biomerica, Inc. and controlled by Zackary Irani by virtue of his position as President of Biomerica, Inc.
(4)  Includes 20,000 shares of Common Stock owned by Ms. Moore's minor children.

         These shares represent approximately 80.84% of the outstanding Voting Securities of the Company. Therefore, the proposals have been approved by written consent of the Consenting Stockholders and will take effect 20 days after the Information Statement is sent to stockholders.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

         The following table sets forth the annual and long-term cash and non-cash compensation paid by the Company for services rendered in all capacities during the fiscal years ended May 31, 1999, 1998 and 1997 by the Company's Chief Executive Officer and Chairman of the Board:

                                                                        Long-Term Compensation
                                                                  -----------------------------------
                                         Annual Compensation
                                                                           Awards            Payout
-----------------------------------------------------------------------------------------------------
                                                                    Restricted
Name and Principal Position    Fiscal                                 Stock       Options/    LTIP         All Other
                                Year  Salary($) Bonus($) Other($)   Award(s)($)    SARs(#)  Payout($)  Compensation($)(1)
--------------------------------------------------------------------------------------------------------------------------

Zackary Irani                   1999    -0-       -0-      -0-         -0-          -0-       -0-             -0-
Chief Executive  Officer and    1998    -0-       -0-      -0-        50,000        -0-       -0-             -0-
Chairman of the Board(1)(2)     1997    -0-       -0-      -0-         -0-          -0-       -0-             -0-
--------------------------------------------------------------------------------------------------------------------------

(1) All other compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonus of the named executive for such year.
(2) Biomerica charges the Company a monthly administrative fee of $1,350 which covers accounting, telephone, executive services, office supplies and other miscellaneous expenses. Mr. Irani is not paid a salary by Biomerica for his services to the Company, however, included in the $1,350 per month is $500 for Mr. Irani's services to the Company.

EMPLOYMENT AGREEMENTS

         There are no employment agreements between the Company and its employees.

STOCK OPTION GRANTS

         No options were granted during the fiscal year ended May 31, 1999.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth information, as of May 30, 2000, concerning shares of the Company's Voting Securities beneficially owned by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Voting Securities, (ii) each Director of the Company, and (iii) all officers and Directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her, and the address of each person listed is the same as that of the Company's principal office located at 1531 Monrovia Avenue, Newport Beach, California 92663.

                              Name and Address             Amount and Nature of        Percent
Title of Class               of Beneficial Owner          Beneficial Ownership(1)      of Class
--------------               -------------------          -----------------------      --------

Common Stock                 Biomerica, Inc. (2)                   12,797,108            74.53%

Common Stock                 Zackary Irani(3)                      12,952,108            75.43%

Common Stock                 Robert Orlando                           162,000                *

Common Stock                 Janet Moore(4)                           865,350             5.03%

All Directors and officers   Common Stock                          13,979,458            81.41%
as a Group (3 persons)

-------------------------
(1) Beneficial ownership is determined in accordance with the applicable rules under the 1934 Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days from the date hereof, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership deemed outstanding of any other person. Percentage of ownership is based on 17,170,390 shares of Common Stock outstanding.
(2)  Shares controlled by Zackary Irani
(3) Includes 12,797,108 shares owned by Biomerica, Inc. and controlled by Zackary Irani by virtue of his position as President of Biomerica, Inc.
(4)  Includes 20,000 shares of Common Stock owned by Ms. Moore's minor children.

*Represents less than 1% of the class of shares

                                  ANNUAL REPORT


         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND NOTES THERETO, IS BEING MAILED TO EACH STOCKHOLDER TOGETHER WITH THIS INFORMATION STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITING TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH ON THE COVER OF THIS INFORMATION STATEMENT.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and certain of its officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, Directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during the fiscal year ended May 31, 1999, all filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with during the fiscal year.

                                 OTHER BUSINESS

         No further business will be transacted by Written Consent to corporate action in lieu of a meeting of stockholders to which this Information Statement pertains.

                         COSTS OF INFORMATION STATEMENT

         This Information Statement has been prepared by the Company and its Board of Directors, and the Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing, and mailing the Information Statement and attached materials. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

                                          By the order of the Board of Directors

                                          /s/ Zackary S. Irani
                                          --------------------------------------
                                          Zackary S. Irani
                                          Chief Executive Officer



Newport Beach, California
May 30, 2000